DIVIDENDS	12 Months Ended
Dec. 31, 2023
Dividends Disclosure [Abstract]
DIVIDENDS
13.
DIVIDENDS

On March 28, 2023, the Board of Directors of the Company approved and adopted a dividend policy, under which the Company may choose to declare and distribute cash dividend twice each fiscal year, starting from 2023, at an aggregate amount of no less than 15% of the net income after tax of the Company in the previous fiscal year.

In July 2023, the Board of Directors of the Company has approved a dividend of US dollar 0.10 per ordinary share, which is paid in August, 2023 to shareholders of record as of the close of business on July 28,2023. The aggregate amount of cash distributed for the dividends was US$21,474 (equivalent to RMB156,674).